UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A-2

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)
of the

SECURITIES EXCHANGE ACT OF 1934

Date of Event Requiring Report: December 15, 2003

INVESTNET, INC.
(Exact Name of Registrant as Specified on its Charter)

NEVADA
(State or Other Jurisdiction of Incorporation or Organization)

000-33097 (Commission File Number)	87-0650263 (IRS Employer Identification Number)

Terence Ho, Chief Executive Officer
900-789 West Pender Street, Vancouver, British Columbia V6C 1H2

(Address of Principal Executive Offices)

(604) 685-8182

(Registrant’s Telephone Number, Including Area Code)

ITEM 2. Acquisition or Disposition of Assets.

On December 15, 2003 InvestNet, Inc. (“Company”) acquired Advance Tech Asset Management Limited (“Advance Tech”) as a majority owned subsidiary.  In the transaction, Investnet issued 22,312,500 of its common shares in exchange for all of the issued and outstanding shares of Advance Tech.  As a result of this transaction, the former owners of Advance Tech will own approximately 68% of the outstanding shares of common stock.  Therefore, the transaction has been accounted for as a reverse acquisition with Advance Tech being treated as the accounting acquirer.

Advance Tech is a real-time business solutions provider for businesses in Hong Kong and the Peoples Republic of China principally engaged in the provision of:

(i)	real time securities trading solutions which are able to support stock trading, warrant trading and trading of equity linked instruments on the Hong Kong Stock Exchange;

(ii)	real time IT solutions to handle inbound and outbound route calls of PSTN for telecommunications institutions;

(iii)	real time IT software solutions for inventory, accounting and payroll data control to customers in specific industries; and

(iv)	system integration and technical consulting services that provide custom made IT solutions and integration services to corporate clients.

Advance Tech is also developing a mobile payment system (MPS), which is designed to enable uses to conduct money transactions through cellular phones with WAP capability. Advance Tech commenced the development of MPS in March of 2000 and has filed a patent for the protocol of MPS with the US Patent & Trademark Office. Currently, Advance Tech is developing the technical specifications for integrating its proprietary software with the MPS hardware.

Ninety five percent (95%) of Advance Tech’s revenue originates from companies located in the People’s Republic of China. Advance Tech’s solutions are the chosen IT software solution for many “blue chip” companies including the Bank of China, Hui Kai Securities, Sino-i.com Securities, Beijing Tong Heng Electronics Co., Shenzen Poler, Digital Tech Co., Sinomax Securities and Bandwith Asia (HK).

ITEM 7. Financial Statements and Exhibits

Audited financial statements along with an interim period for Advance Tech and pro forma financial statements for the Company are hereby filed by amendment to this Form 8K within the time permitted by the rule.

The following exhibits are included:

Exhibit No.	Page No.	Description
10(i)	*

Acquisition Agreement dated November 11, 2003 between the Company and AGrade Limited, Advance Tech Asset Management Limited, Advance Tech (Asia) Limited and Ho Hun Lun Terence and and the disclosure schedules thereto (incorporated by reference to the Form 8K filed with the Commission on December 19, 2003

99(i)	Attached	Advance Tech audited financial statements for the years ended March 31, 2003 and March 31, 2002.
99(ii)	Attached	Advance Tech unaudited financial statements for the interim six month period ended September 30, 2003.
99(iii)	Attached	Pro forma financial statements consolidating InvestNet with Advance Tech at period ended September 30, 200

Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INVESTNET, INC.

Signature	Date

By: /s/ Terence Ho	March 5, 2004
Name: Terence Ho Title: Chief Executive Officer and Chief Financial Officer